Exhibit 10.1

AMENDMENT NO. 2 TO FINANCING AGREEMENT

AMENDMENT NO. 2 TO FINANCING AGREEMENT (this “Amendment”), dated as of June 21, 2017, to the Financing Agreement, dated as of January 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Propel Media, Inc., a Delaware corporation, formerly known as Kitara Holdco Corp. (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined in the Financing Agreement), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), HPS Investment Partners, LLC, a Delaware limited liability company (“HPSIP”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and PNC Bank, National Association (“PNC”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and, collectively, the “Agents”). The Borrowers, the Guarantors, the Agents and the Lenders are sometimes referred to collectively as the “Parties,” and each of the Parties is sometimes referred to individually as a “Party.”

WHEREAS, the Borrowers, the Guarantors, the Agents and the Required Lenders hereby agree to modify the Financing Agreement on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2.  Amendments.

(a)  New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

(i)  ““Amendment No. 2” means Amendment No. 2 to Financing Agreement, dated as of June 21, 2017, by and among the Loan Parties, the Collateral Agent and the Required Lenders.”

(ii)  ““Amendment No. 2 Effective Date” means the ‘Amendment Effective Date’ as set forth in Amendment No. 2.”

(iii)  ““DeepIntent Acquisition” means the acquisition of all of the outstanding Equity Interests of DeepIntent Parent pursuant to the DeepIntent Acquisition Agreement.”

(iv)  ““DeepIntent Acquisition Agreement” means the Stock Purchase Agreement, dated as of June 21, 2017, between Parent, as buyer, the stockholders of DeepIntent Parent, as sellers, and the stockholder representative named therein, as in effect on the date hereof.”

(v)  ““DeepIntent Parent” means DeepIntent Technologies, Inc., a Delaware corporation.

(vi)  ““DeepIntent Subsidiary” means DeepIntent, Inc., a Delaware corporation.

(b)  Existing Definitions.

(i)  The definition of “Permitted Acquisition” in Section 1.01 of the Financing Agreement is hereby amended by amending and restating the lead-in section immediately prior to clause (a) therein in its entirety to read as follows:

““Permitted Acquisition” means (i) the DeepIntent Acquisition and (ii) any other Acquisition by a Loan Party or any wholly-owned Subsidiary of a Loan Party to the extent that each of the following conditions shall have been satisfied:”.

(ii)  The definition of “Total Leverage Ratio” in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

““Total Leverage Ratio” means, with respect to any Person and its Subsidiaries for any period, on a consolidated basis, the ratio of (a) all Indebtedness of such Person and its Subsidiaries as of the end of such period (other than (i) Indebtedness as to which no cash payments in respect of interest, principal or other amounts are required (or could be required under any circumstance) to be made prior to the date that is six months following the Final Maturity Date; (ii) obligations payable in connection with the Future Ads Acquisition, including but not limited to earnout payments and deferred consideration, whenever payable, so long as no portion of any such obligation is required to be paid in cash (or could be required under any circumstance to be paid in cash) prior to the date that is six months following the Final Maturity Date; (iii) the cash payment required to be made pursuant to clause 2.1(b)(iii) of the Future Ads Acquisition Agreement, so long as such payment is not made prior to the date required by the Future Ads Acquisition Agreement as in effect on the date hereof, (iv) the Deferred Payments (as defined in the DeepIntent Acquisition Agreement) required to be made pursuant to Section 1.1(b) of the DeepIntent Acquisition Agreement, so long as such Deferred Payments are not made prior to the date set forth in the DeepIntent Acquisition Agreement, (v) the Purchase Price Holdback Amount (as defined in the DeepIntent Acquisition Agreement) to the extent such amount is required to be paid pursuant to Section 1.5(f) of the DeepIntent Acquisition Agreement, so long as such amount is not paid prior to the date set forth in the DeepIntent Acquisition Agreement, (vi) any Earnout Amount (as defined in the DeepIntent Acquisition Agreement) payable pursuant to Section 1.2 of the DeepIntent Acquisition Agreement and (vii) amounts required to be paid pursuant to the terms of the Fee Letter) to (b) Consolidated Adjusted EBITDA of such Person and its Subsidiaries for such period.”

2

3.  Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Amendment Effective Date”):

(a)  Payment of Fees, Etc. The Borrowers shall have paid on or before the Amendment Effective Date all fees, costs, expenses and taxes then payable, if any, pursuant to Section 2.06 or 12.04 of the Financing Agreement.

(b)  Representations and Warranties. The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date).

(c)  No Default; Event of Default; Material Adverse Effect. No (i) Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms or (ii) event or development shall have occurred since December 31, 2016, which could reasonably be expected to have a Material Adverse Effect.

(d)  Delivery of Documents. The Collateral Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Amendment Effective Date:

(i)  this Amendment, duly executed by the Administrative Borrower, the Collateral Agent and the Required Lenders;

(ii)  a copy of the resolutions of the Parent and each of DeepIntent Parent and DeepIntent Subsidiary, certified as of the Amendment Effective Date by an Authorized Officer thereof, authorizing (A) the transactions contemplated by this Amendment and the other Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of this Amendment and each other Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

(iii)  a certificate of an Authorized Officer of each Loan Party and each of DeepIntent Parent and DeepIntent Subsidiary, certifying the names and true signatures of the representatives of such Persons authorized to sign this Amendment and each other Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such Authorized Officers (or, other than in the case of DeepIntent Parent and DeepIntent Subsidiary, a certification that no changes have been made to each certificate of incumbency delivered to the Collateral Agent on or after the Effective Date);

3

(iv)  a certificate of the appropriate official(s) of the jurisdiction of organization of DeepIntent Parent and DeepIntent Subsidiary certifying as of a recent date not more than 30 days prior to the Amendment Effective Date as to the good standing of such Loan Party, in such jurisdictions, except, in each case, where the failure to be so qualified could not reasonable be expected to have a Material Adverse Effect;

(v)  a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each of DeepIntent Parent and DeepIntent Subsidiary certified as of a recent date not more than 30 days prior to the Amendment Effective Date by an appropriate official of the jurisdiction of organization of such Person, which shall set forth the same complete name of such Person as is set forth herein and the organizational number of such Person, if an organizational number is issued in such jurisdiction;

(vi)  a copy of the Governing Documents of each of DeepIntent Parent and DeepIntent Subsidiary, together with all amendments thereto, certified as of the Amendment Effective Date by an Authorized Officer of such Person;

(vii)  a certificate of an Authorized Officer of the Administrative Borrower, certifying as to the matters set forth in subsections (b) and (c) of this Section 3;

(viii)  a Joinder Agreement, duly executed by DeepIntent Parent, DeepIntent Subsidiary and the Loan Parties;

(ix)  with respect to the Security Agreement, a Security Agreement Supplement, in the form attached as Exhibit C thereto, duly executed and delivered by DeepIntent Parent and DeepIntent Subsidiary;

(x)  a Pledge Amendment, substantially in the form of Exhibit A to the Security Agreement, duly executed by the equity holder of DeepIntent Parent and DeepIntent Subsidiary, together with the original certificates representing all of the Equity Interests of DeepIntent Parent and DeepIntent Subsidiary required to be pledged thereunder (if any) and all promissory notes of DeepIntent Parent and DeepIntent Subsidiary required to be pledged thereunder, accompanied by undated stock or other powers executed in blank and other proper instruments of transfer;

(xi)  evidence satisfactory to the Collateral Agent of the filing of appropriate financing statements on Form UCC-1 or under other applicable laws in any jurisdiction in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement with respect to the assets and Equity Interests of DeepIntent Parent and DeepIntent Subsidiary;

(xii)  certified copies of request for copies of information on Form UCC-11, or certified copies of searches under any applicable jurisdiction, in each case, listing all effective financing statements which name as debtor DeepIntent Parent or DeepIntent Subsidiary and which are filed in the office or offices as may be necessary to perfect the security interests purported to be created by the Security Agreement, together with copies of such financing statements, none of which shall cover any of the Collateral (other than Permitted Liens), and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Collateral Agent, shall not show any Liens other than Permitted Liens;

4

(xiii)  a counterpart to the Intercompany Subordination Agreement, duly executed by DeepIntent Parent and DeepIntent Subsidiary;

(xiv)  a counterpart to the VCOC Management Rights Agreements, duly executed by DeepIntent Parent and DeepIntent Subsidiary; and

(xv)  copies of the DeepIntent Acquisition Agreement and all material agreements delivered in connection therewith as in effect on the Amendment Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Administrative Borrower.

(e)  Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties’ business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby or (ii) could reasonably be expected to have a Material Adverse Effect.

4.  Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)  Representations and Warranties; No Event of Default. After giving effect to this Amendment, the representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date (after giving effect to the amendments set forth in this Amendment) or would result from this Amendment becoming effective in accordance with its terms.

5

(b)  Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.

(c)  Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment (i) are within the power and authority of such Loan Party and have been duly authorized by all necessary action, (ii) do not and will not contravene any of its Governing Documents, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, and (v) do not contravene any applicable Requirement of Law or any Contractual Obligation binding on or otherwise affecting it or any of its properties except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d)  Enforceability of Loan Documents. This Amendment is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by principles of equity.

(e)  Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment other than filings by the Parent to be made with the Securities and Exchange Commission following such execution and delivery.

(f)  Continued Effectiveness of Financing Agreement. Each Loan Party hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Financing Agreement, and each reference in any other Loan Document to “the Financing Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent or any Lender, or to grant to the Collateral Agent or any Lender a Lien on any collateral as security for the Obligations of such Loan Party from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

6

5.  Conditions Subsequent to Effectiveness. The Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Amendment, including, without limitation, those conditions to the Amendment Effective Date set forth herein, the Loan Parties shall satisfy the conditions subsequent set forth below (it being understood that (i) the failure by the Loan Parties to perform or cause to be performed any such condition subsequent shall constitute an immediate Event of Default (without giving effect to any grace periods set forth in the Financing Agreement) and (ii) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Amendment or any other Loan Document to be breached, the Agents and the Required Lenders hereby waive such breach for the period from the Amendment Effective Date until the date on which such condition subsequent is required to be fulfilled pursuant to this section):

(i)  Within 5 Business Days after the Amendment Effective Date (or such longer period as the Collateral Agent may agree in its sole discretion) the Collateral Agent shall have received (A) a Perfection Certificate, duly executed by DeepIntent Parent and DeepIntent Subsidiary and completed in a manner satisfactory to the Collateral Agent; and (B) updated Schedules to the Financing Agreement and the Security Agreement completed in a manner satisfactory to the Collateral Agent that contain such modifications as are necessary (x) to account for the DeepIntent Acquisition and (y) to otherwise make such Schedules true and correct as of the Amendment Effective Date.

6.  Amendment Fee. Each Loan Party hereby agrees to pay the Collateral Agent, for the account of the Term Loan Lenders in accordance with their Pro Rata Shares, an amendment fee in an amount equal to 1.25% times the aggregate principal amount of the Loans outstanding on October 1, 2017 (the “Amendment Fee”), which Amendment Fee shall be fully earned, due and payable on October 1, 2017 only if the Obligations are not repaid in full and the Loan Documents are not terminated on or before September 30, 2017 (and which Amendment Fee, for the avoidance of doubt, shall not be earned, due and payable if the Obligations are repaid in full and the Loan Documents are terminated (other than those obligations that by their express terms survive such termination) on or before September 30, 2017).

7.  Miscellaneous.

(a)  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)  Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

7

(d)  Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, except as expressly provided herein.

(e)  Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does, to the maximum extent permitted by applicable law, hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

(f)  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(g)  The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment.

(h)  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE REVISIONS CONTEMPLATED HEREIN.

[Remainder of Page Left Intentionally Blank]

8

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

ADMINISTRATIVE BORROWER:

PROPEL MEDIA, INC.

By:	/s/ David Shapiro
Name: David Shapiro
Title: Chief Operating Officer

AMENDMENT NO. 2 TO
FINANCING AGREEMENT

COLLATERAL AGENT:

HPS INVESTMENT PARTNERS, LLC

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

AMENDMENT NO. 2 TO
FINANCING AGREEMENT

ADMINISTRATIVE AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tim Gallagher
Name: Tim Gallagher
Title: Vice President

AMENDMENT NO. 2 TO
FINANCING AGREEMENT

LENDERS:

Reliance Standard Life Insurance Company

By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Specialty Loan Institutional Fund III, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Specialty Loan VG Fund, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

AMENDMENT NO. 2 TO
FINANCING AGREEMENT

Aiguilles Rouges Sector E Investment Fund, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Specialty Loan FA Subsidiary I, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Specialty Loan FA Subsidiary II, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

AMENDMENT NO. 2 TO
FINANCING AGREEMENT

MGG SPECIALTY FINANCE FUND LP

By: MGG Investment Group LP LLC, its general partner

By:	/s/ Kevin Griffin
Name: Kevin Griffin
Title: CEO + CIO

AMENDMENT NO. 2 TO
FINANCING AGREEMENT

CERBERUS AUS LEVERED II LP

By: CAL II GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS KRS LEVERED LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS ASRS FUNDING LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS N-1 FUNDING LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS OFFSHORE LEVERED II LP

By: COL II GP Inc.
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

AMENDMENT NO. 2 TO
FINANCING AGREEMENT

CERBERUS ONSHORE LEVERED II LLC

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Vice President

CERBERUS SWC LEVERED HOLDINGS II LP

By: CSL Holdings II GP LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name: Joseph Naccarato
Title: Senior Managing Director

AMENDMENT NO. 2 TO
FINANCING AGREEMENT